Prospectus supplement dated March 16, 2015
to the following prospectus(es):
America's marketFLEX Advisor Annuity, America's marketFLEX Annuity, America's marketFLEX II Annuity, and America's marketFLEX Edge prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The Board of Trustees of the Van Eck VIP Multi-Manager Alternatives Fund (the "Fund") approved a plan of liquidation and dissolution with respect to the Fund effective March 12, 2015 (the "Plan Effective Date"). As such the Fund is only available for purchases or transfers in existing contracts for which good order applications were received before March 27, 2015. Effective on or about June 3, 2015 (the "Liquidation Date"), the Fund will be liquidated and dissolved.
During the period between the Plan Effective Date and the Liquidation Date, the Fund will engage in business and activities solely for the purposes of winding down its business and affairs and making a distribution of its assets to shareholders, will not employ its principal investment strategies or pursue or achieve its investment objective and will hold a significant cash position. Also during this period, it is anticipated that day-to-day responsibility for directly managing all of the assets of the Fund will transition from the various sub-advisers to Van Eck Associates Corporation, the Fund's investment adviser, and no portion of the Fund's assets will be managed by an investment sub-adviser.
Any remaining account value allocated to the Fund on the Liquidation Date will be transferred to the available class of the Nationwide Variable Insurance Trust - NVIT Money Market Fund.
PROS-0294